                               ISONICS CORPORATION

                                       AND

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                              Amended and Restated
                                WARRANT AGREEMENT

                Dated as of December 12, 2000 but effective as of
                                January ___, 2001

              Amending and Restating that certain Warrant Agreement
            Dated as of June 1, 2000, as amended as of August 9, 2000


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                               CLASS B and CLASS C
                              Amended and Restated
                                WARRANT AGREEMENT

     THIS WARRANT AGREEMENT (this "Agreement"), dated as of December 12, 2000, by and among ISONICS CORPORATION, a California corporation (the "Company"), and CONTINENTAL STOCK TRANSFER & TRUST COMPANY, INC., as Warrant Agent (the "Warrant Agent"), and each of their successors and assigns, AMENDS AND RESTATES IN ITS ENTIRETY that certain warrant agreement between the parties dated as of June 1, 2000, as amended as of August 9, 2000.

W I T N E S S E T H:

     WHEREAS, in connection with (i) the Company's underwritten initial public offering pursuant to a registration statement on Form SB-2, an unaffiliated party as underwriter sold on behalf of the Company 810,000 Units consisting of 810,000 shares of Common Stock (as defined in Section 1), and 810,000 Class A redeemable common stock purchase warrants (the "Class A Warrants"), each warrant entitling the holder thereof to purchase one additional share of Common Stock; and (ii) the sale to the underwriter of warrants (the "Underwriter's Warrants") to purchase up to 80,000 shares of Common Stock and/or 80,000 Warrants, the Company issued 890,000 Warrants (subject to adjustment as provided herein and in the Underwriter's Warrant Agreement); and

     WHEREAS, the Company has determined to offer the holders of the Class A Warrants an incentive to exchange the Class A Warrants for Class B Warrants (as defined elsewhere herein) pursuant to a registration statement on Form S-4 which expires at the close of business in New York, New York, on April 30, 2001 (the "Exchange Offer"); and

     WHEREAS, on December 13, 2000, the Company issued 337,500 Units consisting of one share of Common Stock and two Class B Warrants. Under certain market conditions each Unit holder may acquire an additional 112,500 Units (the "Adjustment Units"). Upon exercise, the Class B Warrant holder will receive one share of Common Stock and one Class C Warrant. Including the Adjustment Units:

     The total possible number of Common Stock shares which may be issued is 450,000.

     The total number possible of Class B Warrants is 900,000 plus 810,000 Class B Warrants that may be issued in exchange for the outstanding Class A Warrants plus 80,000 Class B Warrants that may be issued in exchange for Class A Warrants which are issuable upon exercise of the Underwriter's Warrant.

     The total number possible of Class C Warrants is 900,000 plus 810,000 Class C Warrants that may be issued upon exercise of outstanding Class A Warrants if

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     exercised before the Exchange Offer expires or upon exercise of Class B
     Warrants that may be exchanged for Class A Warrants, plus 80,000 Class C Warrants that may be issued in exchange for Class B Warrants if any are issued in exchange for Class A Warrants which are issuable upon exercise of the Underwriter's Warrant.

     WHEREAS, the total number of Common Stock shares that could be issued assuming 100% exercise of all of the Warrants: (i) issued or issuable pursuant to the December 13, 2000, placement is 2,250,000; (ii) 1,620,000 shares upon exercise of the outstanding Class A Warrants or the Class B Warrants which may be issuable in exchange for the Class A Warrants, together with the underlying Class C Warrants; and (iii) 240,000 shares upon exercise of the Underwriter's Warrant and all underlying Warrants (including warrants issuable in exchange for the Class A Warrants issuable upon exercise of the Underwriter's Warrant;

     WHEREAS, the Company has determined it is appropriate and in its best interests and in the best interests of its shareholders and the persons who may become holders of Class B Warrants and Class C Warrants to amend certain provisions of the Class B Warrants and the Class C Warrants to, among other things stated herein, reduce the exercise price of the Warrants, extend the term of the Warrants, provide for the redemption of the Class B Warrants, and amend the redemption provisions of the Class C Warrants;

     WHEREAS, there are currently no persons who hold any Class B Warrants or Class C Warrants except for the persons who purchased Class B Warrants in the December offering who purchased such warrants on condition that these changes be made;

     WHEREAS, certain persons who may exercise the Class A Warrants before the expiration of the Exchange Offer or who may exercise the Class B Warrants are, or will be, entitled to receive Class C Warrants (as defined elsewhere herein) for no additional consideration; and

     WHEREAS, the Company desires to provide for the issuance of certificates representing the Class B Warrants and Class C Warrants (collectively referred to as the "Class B/C Warrants" or (when the context requires the "Warrants"); and

     WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange, and redemption of the Class B/C Warrants, the issuance of certificates representing the Class B/C Warrants, the exercise of the Class B/C Warrants and the rights of the holders thereof.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Class B/C Warrants and the certificates representing the Class B/C Warrants and the respective rights and obligations thereunder of the Company, the holders of certificates representing

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the Class B/C Warrants, and the Warrant Agent, the parties hereto agree to amend and restate the agreement between them as follows and, since there are no Registered Holders (as that term is defined herein) and since the amendment does not adversely affect the interests of the holders of the Warrant Certificates, without requiring the consent of any other person pursuant to Section 11 hereof and the predecessor to this Agreement:

1. DEFINITIONS. As used herein (and in addition to the definitions set forth above in the Recitals), the following terms shall have the following meanings, unless the context shall otherwise require:

     (a)  "Act" shall mean the Securities Act of 1933, as amended.

     (b) "Common Stock" shall have the meaning assigned to it in Section 8(h) hereof.

     (c) "Class A Warrants" shall mean the outstanding Class A Redeemable Common Stock Purchase Warrants of the Corporation, which are subject to an agreement between the Corporation, the Warrant Agent, and the underwriter dated September 22, 1997.

     (d) "Class B Warrants" shall mean the Warrants being offered in exchange for the outstanding Class A Warrants and the additional Class B Warrants sold in December 2000 as a part of a Unit consisting of one share of Common Stock and two Class B Warrants.

     (e) "Class C Warrants" shall mean the Warrants issuable upon exercise of the Class B Warrants or upon exercise of the Class A Warrants, if the Class A Warrants are exercised before the Exchange Offer Expires.

     (f)  "Commission" shall mean the Securities and Exchange Commission.

     (g) "Corporate Office" shall mean the office of the Warrant Agent (or its successor) at which at any particular time its business shall be administered, which office is located on the date hereof c/o Continental Stock Transfer & Trust Company, Inc., 2 Broadway, 19th Floor, New York, NY 10004.

     (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (i) "Exercise Date" shall mean, subject to the provisions of Section 5(b) hereof, as to any Warrant, the date on which the Warrant Agent shall have received both (i) the Warrant Certificate representing such Warrant, with the exercise form thereon duly executed by the Registered Holder hereof or his attorney duly authorized in writing; and (ii) payment in cash or by official bank or certified check made payable to the Warrant Agent for the

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          account of the Company, in the amount in lawful money of the United
          States of America equal to the applicable Purchase Price (as hereinafter defined) in good funds.

     (j) "Exercise Price" shall mean, subject to modification and adjustment as provided in Section 8, $1.50 per share for the Class B Warrants and $2.50 per share for the Class C Warrants, and further subject to the Company's right, in its sole discretion, to decrease the Exercise Price on not less than thirty (30) days prior written notice to the Registered Holders.

     (k) "Initial Warrant Exercise Date" shall mean the date of issuance with respect to the Class B Warrants and the Class C Warrants.

     (l) "Initial Warrant Redemption Date" shall mean the date of issuance with respect to the Class C Warrants and May 1, 2001, with respect to the Class B Warrants.

     (m)  "Market Price" shall mean:

          (i) if the Common Stock is listed, or admitted to unlisted trading privileges on a national securities exchange, or is traded on the Nasdaq National Market or Nasdaq, the last reported closing sale price on the five trading days prior to the date of the event to which such Market Price relates, or, if no such reported closing sale takes place on such date, then the average of the last reported closing sales prices for the last five trading days before such date, in each case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to unlisted trading privileges or by the Nasdaq National Market or Nasdaq, or

          (ii) if the Common Stock is not listed or admitted to unlisted trading privileges, on any national securities exchange, or traded on the Nasdaq National Market or Nasdaq, but is traded in the over-the-counter market, then the average of the closing sale prices (or if closing sale prices are not reported, the average of the last reported bid and asked prices) of the Common Stock reported by the National Quotation Bureau, Inc. or similar bureau if the National Quotation Bureau, Inc. is no longer reporting such information on the date of the event to which such Market Price relates, and if no such prices are reported on such date, then the average of the last so reported bid and asked prices on the last five trading days on which such prices are reported immediately preceding such date; or

          (iii) if the Common Stock is neither listed, nor admitted to unlisted trading privileges on a national securities exchange, nor traded on

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               the Nasdaq National Market or Nasdaq, nor traded in the
               over-the-counter market, then the fair market value of the Common Stock, not less than the book value thereof, as of the date of the event to which such Market Price relates, as determined in good faith (using customary valuation methods) by the Board of Directors of the Company, which determination shall be evidenced by a resolution of the Board of Directors and based on the best information available to it.

     (n)  "NASD" shall mean the National Association of Securities Dealers, Inc.

     (o)  "Nasdaq" shall mean the Nasdaq SmallCap Market.

     (p) "Redemption Date" shall mean the date (which may not occur before the Initial Warrant Redemption Date) fixed for the redemption of the Class B Warrants or the Class C Warrants in accordance with the terms hereof.

     (q) "Redemption Price" shall mean the price at which the Company may, at its option, redeem the Warrants, in accordance with the terms hereof, which price shall be $0.10 per Warrant, subject to adjustment from time to time pursuant to the provisions of Section 8 hereof and subject further to the provisions of Section 9, hereof.

     (r) "Registered Holder" shall mean each person in whose name a Warrant Certificate representing any of the Warrants shall be registered on the books maintained by the Warrant Agent pursuant to Section 6.

     (s) "Underwriter's Warrant Agreement" shall mean the agreement dated as of September 22, 1997, between the Company and Monroe Parker Securities, Inc. relating to and governing the terms and provisions of the Underwriter's Warrants.

     (t) "Transfer Agent" shall mean Continental Stock Transfer & Trust Company, Inc., or its authorized successor.

     (u) "Underwriting Agreement" shall mean the underwriting agreement dated as of September 22, 1997, between the Company and the underwriter relating to the Offering.

     (v) "Warrant Certificate" shall mean a certificate representing one or more of the Warrants substantially in the form annexed as Exhibit A (with respect to the Class B Warrants) or Exhibit B (with respect to the Class C Warrants).

     (w) "Warrant Expiration Date" shall mean, unless the Warrants are redeemed as provided in Section 9 hereof prior to such date, 5:00 p.m. (New York

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          time): (i) with respect to the Class B Warrants, on December 31, 2005, and (ii) with respect to the Class C Warrants, on December 31, 2005, or if earlier, the Redemption Date as defined herein, whichever date is earlier; provided that if such date shall in the State of New York be a holiday or a day on which banks located in the State of New York are authorized to close, then 5:00 p.m. (New York time) on the next following day which, in the State of New York, is neither a holiday nor a day on which such banks are authorized to close. Upon prior written notice to the Registered Holders, the Company (in its sole discretion) shall have the right to extend the Warrant Expiration
          Date.

     (x) "Warrants" mean, collectively, the Class B Warrants and the Class C Warrants.

2.   WARRANTS AND ISSUANCE OF WARRANT CERTIFICATES.

     (a) Each Class B Warrant shall initially entitle the Registered Holder of the Warrant Certificate representing such Warrant to purchase at the Exercise Price therefor from the Initial Warrant Exercise Date until the Warrant Expiration Date one share of Common Stock and one Class C Warrant upon the exercise thereof in accordance with the terms hereof (subject to modification and adjustment as provided in Section 8).

     (b) Each Class C Warrant shall initially entitle the Registered Holder of the Warrant Certificate representing such Warrant to purchase at the Exercise Price therefor from the Initial Warrant Exercise Date until the Warrant Expiration Date one share of Common Stock upon the exercise thereof in accordance with the terms hereof (subject to modification and adjustment as provided in Section 8).

     (c) Upon execution of this Agreement, Warrant Certificates representing the number of Class B Warrants exchanged pursuant to the exchange offer (subject to modification and adjustment as provided in Section
          8) shall be executed by the Company and delivered to the Warrant
          Agent.

     (d) Upon exercise of the Underwriter's Warrants as provided therein, Warrant Certificates representing all or a portion of 80,000 Warrants to purchase up to an aggregate of 80,000 shares of Common Stock (subject to modification and adjustment as provided in Section 8 hereof and in the Underwriter's Warrant Agreement), shall be countersigned, issued and delivered by the Warrant Agent upon written order of the Company signed by its Chairman of the Board, Chief Executive Officer, President or a Vice President and by its Chief Financial Officer, Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary.

     (e)  From time to time, up to the Warrant Expiration Date, the Warrant
          Agent

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          shall countersign and deliver Warrant Certificates in required denominations of one or whole number multiples thereof to the person entitled thereto in connection with any transfer or exchange permitted under this Agreement. Except as provided herein, no Warrant Certificates shall be issued except: (i) Warrant Certificates initially issued hereunder and those issued on or after the Initial Warrant Exercise Date, upon the exercise of fewer than all Warrants held by the exercising Registered Holder; (ii) Warrant Certificates issued upon any transfer or exchange of Warrants; (iii) Warrant Certificates issued in replacement of lost, stolen, destroyed or mutilated Warrant Certificates pursuant to Section 7; (iv) Warrant Certificates issued pursuant to the Underwriter's Warrant Agreement; and (v) at the option of the Company, Warrant Certificates may be issued in such form as may be approved by its Board of Directors, to reflect any adjustment or change in the Exercise Price, the number of shares of Common Stock purchasable upon exercise of the Warrants or the Redemption Price therefor made pursuant to Section 8 hereof.

3.   FORM AND EXECUTION OF WARRANT CERTIFICATES.

     (a) The Warrant Certificates shall be substantially in the form annexed hereto as Exhibits A and B (the provisions of which are hereby incorporated herein) and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage. The Warrant Certificates shall be dated the date of issuance thereof (whether upon initial issuance, transfer, exchange or in lieu of mutilated, lost, stolen or destroyed Warrant Certificates) and issued in registered form. Warrants shall be numbered serially with the letters "WB" on the Class B Warrants and with the letters "WC" on the Class C Warrants.

     (b) Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President or any Vice President and by its Chief Financial Officer, Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary, by manual signatures or by facsimile signatures printed thereon, and shall have imprinted thereon a facsimile of the Company's seal. Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company after the date of signature but before the date of issuance of the Warrant Certificates or before countersignature by the Warrant Agent and issuance and delivery thereof, such Warrant

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          Certificates, nevertheless, may be countersigned by the Warrant Agent, issued and delivered with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Company. After countersignature by the Warrant Agent, Warrant Certificates shall be delivered by the Warrant Agent to the Registered Holder promptly and without further action by the Company.

4.   EXERCISE.

     (a) Warrants in denominations of one or whole number multiples thereof may be exercised by the Registered Holder thereof commencing at any time on or after the Initial Warrant Exercise Date, but not after the Warrant Expiration Date, upon the terms and subject to the conditions set forth herein and in the applicable Warrant Certificate. Warrants may be exercised by their holders as follows: the exercise of Warrants shall be accomplished upon surrender of the Warrant Certificate evidencing such Warrants, with the Subscription Form on the reverse side thereof duly filled in and executed, to the Warrant Agent at its business office, together with payment to the Warrant Agent of the Exercise Price (as of the date of such surrender) of the Warrants then being exercised and an amount equal to any applicable transfer tax and, if requested by the Company, any other taxes or governmental charges which the Company may be required by law to collect in respect of such exercise.

     (b) Payment of the Exercise Price and other amounts may be made by wire transfer of good funds, or by certified or bank cashier's check, payable in lawful money of the United States of America to the order of the Company and deliver such payment to the Warrant Agent who shall in turn deliver the payment to the Company. No adjustment shall be made for any cash dividends, whether paid or declared, on any securities issuable upon exercise of a Warrant. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date and upon exercise thereof, the person entitled to receive the securities deliverable upon such exercise shall be treated for all purposes as the holder of the securities issuable thereby as of the close of business on the Exercise Date. If Warrants in denominations other than whole number multiples thereof shall be exercised at one time by the same Registered Holder, the number of full shares of Common Stock which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of full shares of Common Stock issuable upon such exercise. As soon as practicable on or after the Exercise Date and in any event within five business days after such date, if one or more Warrants have been exercised in the manner described in this subsection (a), the Warrant Agent on behalf of the Company shall cause to be issued to the person or persons entitled to receive the same a Common Stock certificate or certificates for the shares of Common Stock deliverable upon such

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          exercise, and the Warrant Agent shall deliver the same to the person or persons entitled thereto. Upon the exercise of any one or more Warrants, the Warrant Agent shall promptly notify the Company in writing of such fact and of the number of securities delivered upon such exercise and, subject to subsection (b) below, shall cause payment in cash or by check made payable to the order of the Company, equal to the Exercise Price of such Warrants, to be deposited promptly in the Company's bank account or paid directly to the Company, as specified by the Company.

     (c) The Company shall not be required to issue fractional shares on the exercise of Warrants. Warrants may be exercised only in such multiples as are required to permit the issuance by the Company of one or more whole shares. If one or more Warrants shall be presented for exercise in full at the same time by the same Registered Holder, the number of whole shares which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares purchasable on exercise of the Warrants presented. If any fraction of a share would, except for the provisions provided herein, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to such fraction multiplied by the then current Market Price of a share of Common Stock.

     (d) Holders of Class A Warrants may, in their discretion, exercise the Class B Warrants at the same time the holders submit their Class A Warrants for exchange pursuant to the Exchange Offer.

     (e) If at the time of exercise of any of the Warrants, the Company does not have in place an effective registration statement or is otherwise, in the good faith determination of the Board of Directors of the Company, precluded by applicable laws from issuing the shares of Common Stock issuable upon such exercise, the Company may (but is not required to), in lieu of issuance of those shares, elect to redeem the Warrants duly surrendered for exercise for a price per Warrant equal to the difference between the Market Price of a share of Common Stock on the date of such submission and the Exercise Price, and in the event of such redemption, the Company will pay to the Registered Holder the above-described Redemption Price in cash within ten (10) business days after receipt of notice from the Warrant Agent that such Warrants have been submitted for exercise.

     (f) This Warrant shall not be exercisable by a Registered Holder in any state where such exercise would be unlawful.

5.   RESERVATION OF SHARES; LISTING; PAYMENT OF TAXES; ETC.

     (a) The Company covenants that it will at all times reserve and keep available

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          out of its authorized Common Stock, solely for the purpose of issue upon exercise of Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants except to the extent that, at the current time, there is insufficient authorized capital to do so. The Company covenants that all shares of Common Stock which shall be issued upon exercise of the Warrants shall, at the time of delivery thereof, be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each securities exchange, if any, on which the other shares of outstanding Common Stock of the Company are then listed.

     (b) The Company covenants that if any securities to be reserved for the purpose of exercise of Warrants hereunder require registration with, or approval of, any governmental authority under any federal securities law before such securities may be validly issued or delivered upon such exercise, then the Company will file a registration statement under the federal securities laws or a post-effective amendment covering such securities, use its best efforts to cause the same to become effective and to keep such registration statement current on or after the Initial Warrant Exercise Date and while any of the Warrants are outstanding and deliver a prospectus which complies with Section 10(a)(3) of the Act to the Registered Holder exercising the Warrant (except, if in the opinion of counsel to the Company, such registration is not required under the federal securities laws or if the Company receives a letter from the staff of the Commission stating that it would not take any enforcement action if such registration is not effected; PROVIDED, HOWEVER, that if at the time of exercise of any Warrants the Company does not have in place an effective registration statement or is otherwise, in the good faith determination of the Board of Directors of the Company, precluded by applicable laws from issuing the underlying shares of Common Stock, the Company may, in lieu of issuance of the shares of Common Stock, elect to purchase the Warrants duly surrendered for exercise for a price per Warrant equal to the difference between the Market Price of the securities for which such Warrant is exercisable on the date of such submission and the Exercise Price of such Warrants, and in the event of such redemption, the Company will pay to the holder of such Warrants the above-described redemption price in cash within ten (10) business days after receipt of notice from the Warrant Agent that such Warrants have been submitted for exercise. The Company will use its best efforts to obtain appropriate approvals or registrations under state "blue sky" securities laws with respect to any such securities. However, Warrants may not be exercised by, or shares of Common Stock issued to, any Registered Holder in any state in which such exercise or issuance would be unlawful.

     (c) The Company shall pay all documentary, stamp or similar taxes and other

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          governmental charges that may be imposed with respect to the issuance of Warrants, or the issuance or delivery of any shares of Common Stock upon exercise of the Warrants; provided, however, that if shares of Common Stock are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate representing any Warrant being exercised, then no such delivery shall be made unless the person requesting the same has paid to the Warrant Agent the amount of transfer taxes or charges incident thereto, if any; PROVIDED, HOWEVER, that the Company shall not be required (i) to pay any tax which may be payable in respect of any transfer involved in the transfer and delivery of Warrant Certificates; or (ii) to issue or deliver any certificate for shares of Common Stock or other securities upon the exercise of any Warrant Certificate until any such tax shall have been paid, all such tax being payable by the holder of such Warrant Certificate at the time of surrender.

     (d) The Warrant Agent is hereby irrevocably authorized as the Transfer Agent to requisition from time to time certificates representing shares of Common Stock or other securities required to be issued upon exercise of the Warrants, and the Company will comply with all such requisitions.

6.   EXCHANGE AND REGISTRATION OF TRANSFER.

     (a) Warrant Certificates may be exchanged for other Warrant Certificates representing an equal aggregate number of Warrants of the same class or may be transferred in whole or in part. Warrant Certificates to be exchanged shall be surrendered to the Warrant Agent at its Corporate Office, and, promptly following satisfaction of the terms and provisions hereof, the Company shall execute and the Warrant Agent shall countersign, issue and deliver in exchange therefor the Warrant Certificate or Certificates which the Registered Holder making the exchange shall be entitled to receive.

     (b) The Warrant Agent shall keep, at its office, books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and the transfer thereof in accordance with customary practice. Upon due presentment for registration of transfer of any Warrant Certificate at such office, the Company shall execute and the Warrant Agent shall issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants of the same class.

     (c) With respect to all Warrant Certificates presented for registration of transfer, or for exchange or exercise, the Subscription Form on the reverse thereof shall be duly endorsed or be accompanied by a written instrument or instruments of transfer and subscription, in form satisfactory to the Company and the Warrant Agent, duly executed by the Registered Holder

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          thereof or his attorney-in-fact duly authorized in writing.

     (d) A service charge may be imposed on the Registered Holder by the Warrant Agent for any exchange or registration of transfer of Warrant Certificates. In addition, the Company may require payment by such holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     (e) All Warrant Certificates surrendered for exercise or for exchange in case of mutilated Warrant Certificates shall be promptly canceled by the Warrant Agent and thereafter retained by the Warrant Agent until termination of this Agreement.

     (f) Prior to due presentment for registration of transfer thereof, the Company and the Warrant Agent may deem and treat the Registered Holder of any Warrant Certificate as the absolute owner thereof and of each Warrant represented thereby (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.

7. LOSS OR MUTILATION. Upon receipt by the Company and the Warrant Agent of evidence satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and (in the case of loss, theft or destruction) of indemnity satisfactory to them, and (in case of mutilation) upon surrender and cancellation thereof, the Company shall execute and the Warrant Agent shall (in the absence of notice to the Company and/or the Warrant Agent that a new Warrant Certificate has been acquired by a bona fide purchaser) countersign and deliver to the Registered Holder in lieu thereof a new Warrant Certificate of like tenor representing an equal aggregate number of Warrants. Applicants for substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges and provide a bond (if necessary) as the Warrant Agent may prescribe.

8. ADJUSTMENTS OF NUMBER AND KIND OF SHARES PURCHASABLE AND EXERCISE PRICE. The number and kind of securities or other property purchasable upon exercise of a Warrant shall be subject to adjustment from time to time upon the occurrence, after the date hereof, of any of the following events:

     (a) DIVIDENDS, STOCK SPLITS, REVERSE SPLITS, ETC. In case the Company shall (i) pay a dividend in, or make a distribution of, shares of Common Stock or of capital stock convertible into Common Stock on its outstanding Common Stock; (ii) subdivide its outstanding shares of Common Stock into a greater number of such shares; or (iii) combine its outstanding shares of Common Stock into a smaller number of such shares, the total number of shares of Common Stock purchasable upon the exercise of each

          Warrant outstanding immediately prior thereto shall be adjusted so that the Registered Holder of any Warrant Certificate thereafter surrendered for exercise shall be entitled to receive, at the same aggregate Exercise Price, the number of shares of Common Stock which such holder would have owned or have been entitled to receive immediately following the happening of any of the events described above had such Warrant been exercised in full immediately prior to the occurrence of such event. Any adjustment made pursuant to this subsection shall, in the case of a stock dividend or distribution, become effective as of the record date therefor and, in the case of a subdivision or combination, be made as of the effective date thereof. If, as a result of an adjustment made pursuant to this subsection, the Registered Holder of any Warrant Certificate thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive and shall be evidenced by a Board resolution filed with the Warrant Agent) shall determine the allocation of the Exercise Price among shares of such classes of capital stock.

     (b) NO CHANGE IN AGGREGATE EXERCISE PRICE. In the event of any adjustment of the total number of shares of Common Stock purchasable upon the exercise of Warrants pursuant to subsection (a) above, the aggregate Exercise Price of each such Warrant shall remain unchanged, but the number of shares of capital stock obtainable on exercise of each such Warrant shall be adjusted as provided in subsection (a) above.

     (c) REORGANIZATION OR RECLASSIFICATION. In the event of a capital reorganization or a reclassification of the Common Stock (except as provided in subsection (a) above or subsection (e) below), each Registered Holder of a Warrant, upon exercise of such Warrant, shall be entitled to receive at the same aggregate Exercise Price, in substitution for the Common Stock to which such Registered Holder would have become entitled upon exercise immediately prior to such reorganization or reclassification, the shares or other securities or property of the Company (or cash) that he would have been entitled to receive upon such reorganization or reclassification if such Warrant had been exercised immediately prior thereto; and in any such case, appropriate provision (as determined by the Board of Directors of the Company, whose determination shall be conclusive and shall be evidenced by a certified Board resolution filed with the Warrant Agent) shall be made for the application of this Section 8 with respect to the rights and interests thereafter of the Registered Holders of all then outstanding Warrants (including but not limited to the allocation of the Exercise Price among shares of classes of capital stock), to the end that this Section 8 (including the adjustments of the number of shares of Common Stock or other securities purchasable and the Exercise Price thereof) shall thereafter be reflected, as nearly as reasonably practicable, in all subsequent exercises of the Warrants for any shares or securities or other property (or cash) thereafter deliverable upon the exercise of the Warrants.

     (d) CERTIFICATE OF ADJUSTMENT. Whenever the number of shares of Common Stock or other securities purchasable upon exercise of a Warrant is adjusted as provided in this Section 8, the Company will promptly file with the Warrant Agent a certificate signed by a Chairman or Vice-Chairman of the Board or the President or a Vice President of the Company and by the Chief Financial Officer, Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth the number and kind of securities or other property purchasable upon exercise of a Warrant, as so adjusted, stating that such adjustments in the number or kind of shares or other securities or property conform to the requirements of this Section 8, and setting forth a brief statement of the facts accounting for such adjustments. Promptly after receipt of such certificate, the Company, or the Warrant Agent at the Company's request, will deliver, by first-class mail, postage pre-paid, a brief summary thereof (to be supplied by the Company) to all Registered Holders of the outstanding Warrant Certificates; provided, however, that failure to file or to give any notice required under this subsection, or any defect therein, shall not affect the legality or validity of any such adjustments under this
          Section 8; and provided, further, that, where appropriate, such notice may be given in advance and included as part of the notice required to be given pursuant to Section 12 hereof.

     (e) MERGER OR CONSOLIDATION. In case of any consolidation of the Company with, or merger of the Company into another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety in a transaction involving as an element thereof the distribution of the consideration received by the Company therefrom, the corporation formed by such consolidation or merger or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to the Warrant Agent a supplemental warrant agreement provided that the Registered Holder of each Warrant then outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, solely the kind and amount of shares of stock and other securities and property (or cash) receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company for which such Warrant could have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided in this

          Section 8. The above provision of this Subsection 8(e) shall similarly apply to successive consolidations, mergers, sales, or transfers.

     (f) EFFECT OF ADJUSTMENTS ON WARRANT CERTIFICATES. Irrespective of any adjustments in the number or kind of shares issuable upon exercise of Warrants, Warrant Certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant Certificates initially issuable pursuant to this Warrant Agreement.

     (g) ASSISTANCE OF ACCOUNTING FIRM IN MAKING COMPUTATIONS. The Company may retain a firm of independent public accountants of recognized standing, which may be the accountants regularly retained by the Company, selected by the Board of Directors of the Company or the Executive Committee of said Board, and not disapproved by the Warrant Agent, to make any computation required under this Section 8, and a certificate signed by such firm shall, in the absence of fraud or gross negligence, be conclusive evidence of the correctness of any computation made under this Section.

     (h) "COMMON STOCK". The term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company, as amended, at the date of this Agreement; or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time as a result of an adjustment made pursuant to this Section 8, the Registered Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares obtainable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this
          Section 8, and all other provisions of this Agreement, with respect to the Common Stock, shall apply on like terms to any such other shares.

     (i) FAILURE TO MAINTAIN EFFECTIVE REGISTRATION STATEMENT. Subject to the following sentence, if the Company fails to maintain in effect a registration statement relating to the exercise of the Class B Warrants after June 12, 2001 during a period of time when the Market Price is in excess of the Exercise Price for the Class B Warrants, the Exercise Price of the Class B Warrants shall be reduced to $0.75 unless, at the time a Class B Warrant is presented for exercise, the Company redeems the Class B Warrant for a Redemption Price equal to the difference between the Market Price and the Exercise Price as permitted (in the Company's discretion) by Paragraph 4(e) hereof. If, while a registration statement is in effect, material events occur that require the Company to suspend the use of the registration statement pending an amendment or supplement thereto, the suspension of the registration statement pending such filing shall not be deemed to be a breech of this duty to maintain an effective registration statement if such amendment or supplement is filed within fourteen days for that purpose or if the Company is able to redeem the Class B Warrants upon presentation as contemplated by Paragraph 4(e).

9.   REDEMPTION.

     (a) Commencing on the Initial Warrant Redemption Date, the Company may, on thirty (30) days' prior written notice, redeem all, but not less than all, of the Class B Warrants, the Class C Warrants, or both, at ten cents ($0.10) per Warrant:

          i. provided that at the time the notice of redemption is sent to the holders as required by Paragraph 9(b) there is a current registration statement that is effective under the Securities Act which permits the exercise of the Warrants being redeemed; and

          ii. provided further that before any such call for redemption of Warrants can take place, the last reported closing sale price for the Common Stock as officially reported by Nasdaq, if the Common Stock is then traded on Nasdaq (or the last reported closing sale price on the Nasdaq National Market or a national securities exchange, if the Common Stock is then traded on the Nasdaq National Market or on a national securities exchange, in each case as officially reported by the Nasdaq National Market or such national securities exchange, or, if the Common Stock is not then traded on Nasdaq, the Nasdaq National Market or a national securities exchange, but is then traded in the over-the-counter market, then the average of the last reported bid and asked prices of the Common Stock reported by the National Quotation Bureau, Inc. or similar bureau if the National Quotation Bureau, Inc. is no longer reporting such information) shall have equaled or exceeded $3.75 per share (subject to adjustment in the event of any stock splits or other similar events as provided in
               Section 8 hereof) for at least twenty (20) out of the thirty (30) consecutive trading days ending not more than the third day prior to the date on which the notice contemplated by (b) and (c) below is given.

     (b) In case the Company shall exercise its right to redeem all of the Warrants, it shall give or cause to be given notice to the Registered Holders of the Warrants by mailing to such Registered Holders a notice of redemption, first-class mail, postage pre-paid, at their last address as shall appear on the records of the Warrant Agent. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Registered Holder receives such notice.

     (c) The notice of redemption shall specify: (i) the Redemption Price; (ii) the

          Redemption Date, which shall in no event be less than thirty (30) days after the date of mailing of such notice; (iii) the place where the Warrant Certificate shall be delivered and the Redemption Price shall be paid; (iv) that the right to exercise the Warrant shall terminate at 5:00 p.m. (New York time) on the business day immediately preceding the date fixed for redemption; and (v) shall include a copy of the current effective prospectus relating to the exercise of the Warrants. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a holder (a) to whom notice was not mailed; or
          (b) whose notice was defective. An affidavit of the Warrant Agent or the Secretary or Assistant Secretary of the Company that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

     (d) Any right to exercise a Warrant shall terminate at 5:00 p.m. (New York time) on the business day immediately preceding the Redemption Date. The Redemption Price payable to the Registered Holders shall be mailed to such persons at their addresses of record.

     (e) On and after the Redemption Date, the Registered Holders shall have no rights with respect to the Warrants except to receive $0.10 per Warrant upon surrender of their Warrant Certificates.

10.  CONCERNING THE WARRANT AGENT.

     (a) The Warrant Agent acts hereunder as agent and in a ministerial capacity for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not, by issuing and delivering Warrant Certificates or by any other act hereunder, be deemed to make any representations as to the validity or value or authorization of the Warrant Certificates (except its countersignature thereof) or the Warrants represented thereby or of any securities or other property delivered upon exercise of any Warrant or whether any stock issued upon exercise of any Warrant is fully paid and nonassessable.

     (b) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of Warrant Certificates to make or cause to be made any adjustment of the Exercise Price or the Redemption Price provided in this Agreement, or to determine whether any fact exists which may require any such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same (except with respect to the exercise of Warrant Certificates after actual notice of any adjustment of the Exercise Price). The Warrant Agent shall not: (i) be liable for any recital or statement of fact contained herein or for any action taken, suffered or omitted by it in reliance on any Warrant Certificate or other document or instrument believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties (except its countersignature on the Warrant Certificates and such statements or recitals as describe the Warrant Agent or action taken or to be taken by it); (ii) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in any Warrant Certificate; or (iii) be liable for any act or omission in connection with this Agreement except for its own gross negligence, bad faith or willful misconduct.

     (c) The Warrant Agent may at any time consult with counsel satisfactory to it (who may be counsel for the Company) and shall incur no liability or responsibility for any action taken, suffered or omitted by it in good faith in accordance with the opinion or advice of such counsel.

     (d) Any notice, statement, instruction, request, direction, order, or demand of the Company shall be sufficiently evidenced by an instrument signed by the Chairman of the Board of Directors, Chief Executive Officer, Chief Financial Officer, President or any Vice President (unless other evidence in respect thereof is herein specifically prescribed). The Warrant Agent shall not be liable for any action taken, suffered, or omitted by it in accordance with such notice, statement, instruction, request, direction, order or demand reasonably believed by it to be genuine.

     (e) The Company agrees to pay the Warrant Agent reasonable compensation for its services hereunder and to reimburse it for its reasonable expenses hereunder; the Company further agrees to indemnify the Warrant Agent and save it harmless from and against any and all losses, expenses and liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution of its duties and powers hereunder except losses, expenses and liabilities arising as a result of the Warrant Agent's gross negligence, bad faith, or willful conduct.

     (f) The Warrant Agent may resign its duties and be discharged from all further duties and liabilities hereunder (except liabilities resulting as a result of the Warrant Agent's own gross negligence or willful misconduct), after giving thirty (30) days' prior written notice to the Company. At least fifteen (15) days prior to the date such resignation is to become effective, the Warrant Agent shall cause a copy of such notice of resignation to be mailed to the Registered Holder of each Warrant Certificate at the Company's expense. Upon such resignation, or any inability of the Warrant Agent to act as such hereunder, the Company shall appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of fifteen (15) days after it has been notified in writing of such resignation by the resigning Warrant Agent, then the Registered Holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by the Company or by such a court, shall be a bank or trust company having a capital and surplus, as shown by its last published report to its stockholders deemed by the Company to be adequate, or a stock transfer company. After acceptance in writing of such appointment by the new warrant agent is received by the Company, such new warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning Warrant Agent. Not later than the effective date of any such appointment the Company shall file notice thereof with the resigning Warrant Agent and shall forthwith cause a copy of such notice to be mailed to the Registered Holder of each Warrant Certificate.

     (g) Any corporation into which the Warrant Agent or any new warrant agent may be converted or merged, any corporation resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party, or any corporation succeeding to the corporate trust business of the Warrant Agent or any new warrant agent shall be a successor warrant agent under this Agreement without any further act, provided that such corporation is eligible for appointment as successor to the Warrant Agent under the provisions of the preceding paragraph. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed to the Company and to the Registered Holders of each Warrant Certificate.

     (h) The Warrant Agent, its subsidiaries and affiliates, and any of its or their officers or directors, may buy and hold or sell Warrants or other securities of the Company and otherwise deal with the Company in the same manner and to the same extent and with like effect as though it were not Warrant Agent. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

     (i) The Warrant Agent shall retain for a period of two (2) years from the date of exercise, any Warrant Certificate received by it upon such exercise.

     (j) The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all moneys received by the Warrant Agent for the purchase of securities or other property through the exercise of such Warrants.

11. MODIFICATION OF AGREEMENT. The Warrant Agent and the Company may by supplemental agreement make any changes or corrections in this Agreement:
     (i)
     that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or manifest mistake or error herein contained; or (ii) that they may deem necessary or desirable and which shall not adversely affect the interests of the holders of Warrant Certificates;

     (a) provided, however, that this Agreement shall not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders representing not less than 66-2/3% of the Warrants then outstanding; and

     (b) provided, further, that no change in the number or nature of the securities purchasable upon the exercise of any Warrant, or to increase the Exercise Price therefor or to accelerate the Warrant Expiration Date shall be made without the consent in writing of the Registered Holder of the Warrant Certificate representing such Warrant, other than such changes as are presenting specifically prescribed by this Agreement as originally executed.

12. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first-class registered or certified mail, postage prepaid, as follows: if to the Registered Holder of a Warrant Certificate, at the last address of such holder as shown on the registry books maintained by the Warrant Agent; if to the Company at 5906 McIntyre Street, Golden, Colorado 80403, Attention: CEO, or at such other address as may have been furnished to the Warrant Agent in writing by the Company; and if to the Warrant Agent, to the attention of the Compliance Department at 2 Broadway, 19th Floor, New York, NY 10004, or at such other address as any such party may have been furnished to the Company and the Warrant Agent in writing.

13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of laws or choice of law principles.

14. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Company, the Warrant Agent and their respective successors and assigns and the Registered Holders from time to time of Warrant Certificates or any of them. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim, in equity or at law, or to impose upon any other person any duty, liability or obligation.

15.  TERMINATION.

     (a) This Agreement shall terminate at the close of business on the Expiration Date of all of the Warrants or such earlier date upon which all Warrants have been exercised or redeemed, except that the Warrant Agent shall account to the Company for all Warrants outstanding and all cash held by it and the provisions of Section 10 hereof shall survive such termination.

     (b) The Company, at it sole discretion, may terminate this Agreement upon thirty (30) days prior written notice to the Warrant Agent. Termination of this Agreement will be without prejudice to the rights and obligations accrued pursuant to this Agreement or any other agreement between the Parties through the date of termination. The provisions of this Agreement survive its termination as set forth herein.

16. COUNTERPARTS. This Agreement may be executed in several counterparts each of which shall be an original, but all of which taken together shall constitute a single instrument.

17. HOLDERS OF WARRANTS NOT DEEMED SHAREHOLDERS. No holder of a Warrant, as such, shall be entitled to vote, receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Warrants represented thereby for any purpose whatever, nor shall anything contained herein or in any Warrant Certificate be construed to confer upon any holder of a Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), or to receive notice of meetings or other actions affecting shareholders, or to receive dividend or subscription rights, or otherwise, until such Warrant shall have been exercised in accordance with the provisions hereof, including the receipt by the Company of the Exercise Price and any other amounts payable upon such exercise to the Warrant Agent.

18. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement or in the Warrant Certificates shall be construed to give to any person or corporation other than the Company, the Warrant Agent, and their respective successors and assigns hereunder and the Registered Holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent, their respective successors and assigns hereunder and the Registered Holders of the Warrant Certificates.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the first date first above written.

ATTEST:                                ISONICS CORPORATION


By:                                    By:
   ----------------------------           -----------------------------
Brantley J. Halstead, Secretary           James E. Alexander, President


ATTEST:                                CONTINENTAL STOCK TRANSFER & TRUST
                                       COMPANY, as Warrant Agent

By:                                    By:
   ----------------------------           -----------------------------
Name:                                  Name:
     --------------------------             ---------------------------
Title:                                 Title:
      -------------------------              --------------------------

Exhibit A

No. WB_____                                         VOID AFTER December 31, 2005

                                    WARRANTS

        CLASS B REDEEMAABLE WARRANT CERTIFICATE TO PURCHASE ONE SHARE OF
                 COMMON STOCK AND ONE CLASS C REDEEMABLE WARRANT

                               ISONICS CORPORATION


CUSIP # _________________


THIS CERTIFIES THAT, FOR VALUE RECEIVED ___________________________ or its registered assigns (the "Registered Holder") is the owner of the number of Class B Warrants (the "Warrants") specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined):

     one fully paid and nonassessable share of Common Stock of Isonics Corporation, a California corporation (the "Company"), and one Class C Redeemable Common Stock Purchase Warrant,

at any time commencing on the date hereof, and the earlier to occur of the Expiration Date (as hereinafter defined) and the Redemption Date (as hereinafter defined) upon the presentation and surrender of this Warrant Certificate with the Subscription Form on the reverse hereof duly executed, at the corporate office of Continental Stock Transfer & Trust Company, Inc., as Warrant Agent, or its successor (the "Warrant Agent"), accompanied by payment of $1.50 per share, subject to adjustment (the "Exercise Price"), in lawful money of the United States of America in cash or by check made payable to the Warrant Agent for the account of the Company.

     This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Amended and Restated Warrant Agreement (the "Warrant Agreement"), dated December 12, 2000, amending and restating that warrant agreement dated as of June 1, 2000, by and between the Company and the Warrant Agent.

     In the event of certain contingencies provided for in the Warrant Agreement, the Exercise Price and the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modification or adjustment.

     Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional interests will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

     The term "Expiration Date" shall mean 5:00 p.m. (New York time) on December 31, 2005. If each such date shall in the State of New York be a holiday or a day on which banks located in the State of New York are authorized to close, then the Expiration Date shall mean 5:00 p.m. (New York time) the next following day which in the State of New York is neither a holiday nor a day on which such banks are authorized to close.

     The Company shall not be obligated to deliver any securities pursuant to the exercise of this Warrant unless a registration statement under the Securities Act of 1933, as amended (the "Act"), with respect to such securities is effective or an exemption thereunder is available. The Company has covenanted and agreed that it will file a registration statement under the Federal securities laws, use its best efforts to cause the same to become effective, use its best efforts to keep such registration statement current, if required under the Act, following the date hereof and while any of the Warrants are outstanding, and deliver a prospectus which complies with Section 10(a)(3) of the Act to the Registered Holder exercising this Warrant; provided however, that if at the time of exercise of any of the Warrants, the Company does not have in place an effective registration statement or is otherwise, in the good faith determination of the Board of Directors of the Company, precluded by applicable laws from issuing the shares of Common Stock issuable upon such exercise, the Company may, in lieu of issuance of those shares, elect to redeem the Warrants duly surrendered for exercise for a price per Warrant equal to the difference between the Market Price (as defined below) of a share of Common Stock on the date of such submission and the Exercise Price, and in the event of such redemption, the Company will pay to the Registered Holder the above-described Redemption Price in cash within ten (10) business days after receipt of notice from the Warrant Agent that such Warrants have been submitted for exercise. This Warrant shall not be exercisable by a Registered Holder in any state where such exercise would be unlawful.

     The term "Market Price" shall mean: (i) if the Common Stock is listed, or admitted to unlisted trading privileges on a national securities exchange, or is traded on the Nasdaq National Market or Nasdaq, the last reported closing sale price on the five trading days prior to the date of the event to which such Market Price relates, or, if no such reported closing sale takes place on such date, then the average of the last reported closing sales prices for the last five trading days before such date, in each case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to unlisted trading privileges or by the Nasdaq National Market or Nasdaq; or (ii) if the Common Stock is not listed or admitted to unlisted trading privileges, on any national securities exchange, or traded on the Nasdaq National Market or Nasdaq, but is traded in the over-the-counter market, then the average of the closing sale prices (or if closing sale prices are not reported, the average of the last reported bid and asked prices) of the Common Stock reported by the National Quotation Bureau, Inc. or similar bureau if the National Quotation Bureau, Inc. is no longer reporting such information on the date of the event to which such Market Price relates, and if no such prices are reported on such date, then the average of the last so reported bid and asked prices on the last five trading days on which such prices are reported immediately preceding such date; or (iii) if the Common Stock is neither listed, nor admitted to unlisted trading privileges on a national securities exchange, nor traded on the Nasdaq National Market or Nasdaq, nor traded in the over-the-counter market, then the fair market value of the Common Stock, not less than the book value thereof, as of the date of the event to which such Market Price relates, as determined in good faith (using customary valuation methods) by the Board of Directors of the Company, which determination shall be evidenced by a resolution of the Board of Directors and based on the best information available to it.

     This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificates to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment and payment of any tax or other charge imposed in connection therewith or incident thereto, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

     Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

     Subject to the provisions of the Warrant Agreement, this Warrant may be redeemed at the option of the Company, at a redemption price of $0.10 per Warrant, at any time during the term of this Warrant, provided that the last reported closing sale price for the Common Stock as officially reported by the Nasdaq SmallCap Market, if the Common Stock is then traded on the Nasdaq SmallCap Market (or the last reported closing sale price on the Nasdaq National Market or a national securities exchange, if the Common Stock is then traded on the Nasdaq National Market or a national securities exchange, in each case as officially reported by the Nasdaq National Market or such national securities exchange, or, if the Common Stock is not then traded on the Nasdaq SmallCap Market, the Nasdaq National Market or a national securities exchange, but is then traded in the over-the-counter market, then the average of the last reported bid and asked prices of the Common Stock reported by the National Quotation Bureau, Inc. or similar bureau if the National Quotation Bureau, Inc. is no longer reporting such information), shall have equaled or exceeded $3.75 per share for at least twenty (20) of the thirty (30) consecutive trading days ending not later than the third day prior to the date on which the Notice of Redemption, as defined below, is given (subject to adjustment in the event of any stock splits or other similar events). Notice of redemption

(the "Notice of Redemption") shall be given not later than the thirtieth (30th) day before the date fixed for redemption, or as provided in the Warrant Agreement. On and after the date fixed for redemption, the Registered Holder shall have no rights with respect to the Warrants except to receive the $0.10 per Warrant upon surrender of this Warrant Certificate.

     Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and the Company's right so to treat the Registered Holder shall not be affected by any notice to the contrary, except as provided in the Warrant Agreement.

     This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of California without reference to conflict of laws or choice of law principles.

     This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile, by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.


Dated:



[SEAL]                        ISONICS CORPORATION



By:                                    By:
   ----------------------------           --------------------------
Brantley J. Halstead, Secretary        James E. Alexander, President


COUNTERSIGNED:

CONTINENTAL STOCK TRANSFER AND TRUST COMPANY as Warrant Agent

By:
   -----------------------------
   Authorized Officer

SUBSCRIPTION FORM
TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO EXERCISE WARRANTS

The undersigned Registered Holder hereby irrevocably elects to exercise ________ Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of (PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER):


-------------------------------

-------------------------------

-------------------------------
(please print or type name and address)

and be delivered to


-------------------------------

-------------------------------

-------------------------------
(please print or type name and address)

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.


Dated:
      -----------------------          -----------------------------------------
                                       (PLEASE SIGN NAME AS IT APPEARS ON THE
                                       FRONT OF THE CERTIFICATE)


ASSIGNMENT
TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO ASSIGN WARRANTS

FOR VALUE RECEIVED, __________________ hereby sells, assigns and transfers unto (PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)


-------------------------------

-------------------------------

-------------------------------

-------------------------------
(please print or type name and address)


________________________________________________________________ of the Warrants
represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints ____________________________________Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:
      -----------------------          -----------------------------------------
                                       (PLEASE SIGN NAME AS IT APPEARS ON THE
                                       FRONT OF THE CERTIFICATE)


-----------------------------
Signature Guaranteed


THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS, AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

Exhibit B

No. WC_____                                         VOID AFTER December 31, 2005

                                    WARRANTS

  CLASS C REDEEMABLE WARRANT CERTIFICATE TO PURCHASE ONE SHARE OF COMMON STOCK

                               ISONICS CORPORATION

CUSIP # _________________

THIS CERTIFIES THAT, FOR VALUE RECEIVED ___________________________ or its registered assigns (the "Registered Holder") is the owner of the number of Class C Redeemable Warrants (the "Warrants") specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined):

     one fully paid and nonassessable share of Common Stock of Isonics Corporation, a California corporation (the "Company"),

at any time commencing on the date hereof, and the earlier to occur of the Expiration Date (as hereinafter defined) and the Redemption Date (as hereinafter defined) upon the presentation and surrender of this Warrant Certificate with the Subscription Form on the reverse hereof duly executed, at the corporate office of Continental Stock Transfer & Trust Company, Inc., as Warrant Agent, or its successor (the "Warrant Agent"), accompanied by payment of $2.50 per share, subject to adjustment (the "Exercise Price"), in lawful money of the United States of America in cash or by check made payable to the Warrant Agent for the account of the Company.

     This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement"), dated December 12, 2000, amending and restating that warrant agreement dated June 1, 2000, by and between the Company and the Warrant Agent.

     In the event of certain contingencies provided for in the Warrant Agreement, the Exercise Price and the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modification or adjustment.

     Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional interests will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

     The term "Expiration Date" shall mean 5:00 p.m. (New York time) on (i) December 31, 2005; or (ii) the date fixed for redemption hereof, whichever date is earlier. If each such date shall in the State of New York be a holiday or a day on which banks located in the State of New York are authorized to close, then the Expiration Date shall mean 5:00 p.m. (New York time) the next following day which in the State of New York is neither a holiday nor a day on which such banks are authorized to close.

     The Company shall not be obligated to deliver any securities pursuant to the exercise of this Warrant unless a registration statement under the Securities Act of 1933, as amended (the "Act"), with respect to such securities is effective or an exemption thereunder is available. The Company has covenanted and agreed that it will file a registration statement under the Federal securities laws, use its best efforts to cause the same to become effective, use its best efforts to keep such registration statement current, if required under the Act, following the date hereof and while any of the Warrants are outstanding, and deliver a prospectus which complies with Section 10(a)(3) of the Act to the Registered Holder exercising this Warrant; provided however, that if at the time of exercise of any of the Warrants, the Company does not have in place an effective registration statement or is otherwise, in the good faith determination of the Board of Directors of the Company, precluded by applicable laws from issuing the shares of Common Stock issuable upon such exercise, the Company may, in lieu of issuance of those shares, elect to redeem the Warrants duly surrendered for exercise for a price per Warrant equal to the difference between the Market Price (as defined below) of a share of Common Stock on the date of such submission and the Exercise Price, and in the event of such redemption, the Company will pay to the Registered Holder the above-described redemption price in cash within ten (10) business days after receipt of notice from the Warrant Agent that such Warrants have been submitted for exercise. This Warrant shall not be exercisable by a Registered Holder in any state where such exercise would be unlawful.

     The term "Market Price" shall mean: (i) if the Common Stock is listed, or admitted to unlisted trading privileges on a national securities exchange, or is traded on the Nasdaq National Market or Nasdaq, the last reported closing sale price on the five trading days prior to the date of the event to which such Market Price relates, or, if no such reported closing sale takes place on such date, then the average of the last reported closing sales prices for the last five trading days before such date, in each case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to unlisted trading privileges or by the Nasdaq National Market or Nasdaq; or (ii) if the Common Stock is not listed or admitted to unlisted trading privileges, on any national securities exchange, or traded on the Nasdaq National Market or Nasdaq, but is traded in the over-the-counter market, then the average of the closing sale prices (or if closing sale prices are not reported, the average of the last reported bid and asked prices) of the Common Stock reported by the National Quotation Bureau, Inc. or similar bureau if the National Quotation Bureau, Inc. is no longer reporting such information on the date of the event to which such Market Price relates, and if no such prices are reported on such date, then the average of the last so reported bid and asked prices on the last five trading days on which such prices are reported immediately preceding such date; or (iii) if the Common Stock is neither listed, nor admitted to unlisted trading privileges on a national securities exchange, nor traded on the Nasdaq National Market or Nasdaq, nor traded in the over-the-counter market, then the fair market value of the Common Stock, not less than the book value thereof, as of the date of the event to which such Market Price relates, as determined in good faith (using customary valuation methods) by the Board of Directors of the Company, which determination shall be evidenced by a resolution of the Board of Directors and based on the best information available to it.

     This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificates to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment and payment of any tax or other charge imposed in connection therewith or incident thereto, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

     Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

     Subject to the provisions of the Warrant Agreement, this Warrant may be redeemed at the option of the Company, at a redemption price of $0.10 per Warrant, at any time during the term of this Warrant, provided that the last reported closing sale price for the Common Stock as officially reported by the Nasdaq SmallCap Market, if the Common Stock is then traded on the Nasdaq SmallCap Market (or the last reported closing sale price on the Nasdaq National Market or a national securities exchange, if the Common Stock is then traded on the Nasdaq National Market or a national securities exchange, in each case as officially reported by the Nasdaq National Market or such national securities exchange, or, if the Common Stock is not then traded on the Nasdaq SmallCap Market, the Nasdaq National Market or a national securities exchange, but is then traded in the over-the-counter market, then the average of the last reported bid and asked prices of the Common Stock reported by the National Quotation Bureau, Inc. or similar bureau if the National Quotation Bureau, Inc. is no longer reporting such information), shall have equaled or exceeded $3.75 per share for at least twenty (20) of the thirty (30) consecutive trading days ending not later than the third day prior to the date on which the Notice of Redemption, as defined below, is given (subject to adjustment in the event of any stock splits or other similar events). Notice of redemption (the "Notice of Redemption") shall be given not later than the thirtieth (30th) day before the date fixed for redemption, or as provided in the Warrant Agreement. On and after the date fixed for redemption, the Registered Holder shall have no rights with respect to the Warrants except to receive the $0.10 per Warrant upon surrender of this Warrant Certificate.

     Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and the Company's right so to treat the Registered Holder shall not be affected by any notice to the contrary, except as provided in the Warrant Agreement.

     This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of California without reference to conflict of laws or choice of law principles.

     This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile, by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

Dated:



[SEAL]                        ISONICS CORPORATION



By:                                    By:
   ----------------------------           --------------------------
Brantley J. Halstead, Secretary        James E. Alexander, President


COUNTERSIGNED:

CONTINENTAL STOCK TRANSFER AND TRUST COMPANY as Warrant Agent

By:
   ----------------------------
   Authorized Officer

SUBSCRIPTION FORM
TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO EXERCISE WARRANTS

The undersigned Registered Holder hereby irrevocably elects to exercise ________ Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of (PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER):


-------------------------------

-------------------------------

-------------------------------
(please print or type name and address)

and be delivered to

-------------------------------

-------------------------------

-------------------------------
(please print or type name and address)

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

Dated:
      ------------------------         -------------------------------
                                       (PLEASE SIGN NAME AS IT APPEARS ON THE
                                       FRONT OF THE CERTIFICATE)


ASSIGNMENT
TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO ASSIGN WARRANTS


FOR VALUE RECEIVED, __________________ hereby sells, assigns and transfers unto (PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)


-------------------------------

-------------------------------

-------------------------------
(please print or type name and address)

________________________________________________________________ of the Warrants
represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints ____________________________________Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:
      ------------------------         -------------------------------
                                       (PLEASE SIGN NAME AS IT APPEARS ON THE
                                       FRONT OF THE CERTIFICATE)



----------------------------------
Signature Guaranteed

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS, AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.